UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TELADOC HEALTH, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V2.0 For complete information and to vote, visit www.ProxyVote.com Control # V43871-P04486 Your Vote Counts! TELADOC HEALTH, INC. 2024 Annual Meeting Vote by May 22, 2024 11:59 PM ET You invested in TELADOC HEALTH, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 23, 2024. Vote Virtually at the Meeting* May 23, 2024 2:00 PM, EDT Virtually at: www.virtualshareholdermeeting.com/TDOC2024 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. TELADOC HEALTH, INC. ATTN: ADAM VANDERVOORT 2 MANHATTANVILLE ROAD PURCHASE, NY 10577

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V43872-P04486 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. 1. Elect eight directors, each for a term of one year. Nominees: 1a. J. Eric Evans For 1b. Sandra L. Fenwick For 1c. Catherine A. Jacobson For 1d. Thomas G. McKinley For 1e. Kenneth H. Paulus For 1f. David L. Shedlarz For 1g. Mark Douglas Smith, M.D., MBA For 1h. David B. Snow, Jr. For 2. Approve, on an advisory basis, the compensation of Teladoc Health’s named executive officers. For 3. Approve, on an advisory basis, the frequency of future advisory votes on the compensation of Teladoc Health’s named executive officers. 1 Year 4. Ratify the appointment of Ernst & Young LLP as Teladoc Health’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For 5. Transact any other business that may properly come before the meeting or any adjournments thereof.